Exhibit 99.2

© RF Industries Ltd. | 1 Leading Designer and Manufacturer of Interconnect Products NASDAQ: RFIL

© RF Industries Ltd. | 2 Forward - looking statements contained in this presentation involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward - looking statements . Forward - looking statements may include, but are not limited to, statements relating to our outlook or expectations for earnings, revenues, expenses, asset quality, volatility of our common stock, financial condition or other future financial or business performance, strategies, expectations, or business prospects, or the impact of legal, regulatory or supervisory matters on our business, results of operations or financial condition . Forward - looking statements can be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions . Forward - looking statements reflect our judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward - looking statements . Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the section titled “Risk Factors” in our Form 10 - K filed with the SEC and any subsequent filings under the Exchange Act and in our other SEC filings . Additionally, there may be other factors that could preclude us from realizing the predictions made in the forward - looking statements . We operate in a continually changing business environment and new factors emerge from time to time . We cannot predict such factors or assess the impact, if any, of such factors on our financial position or results of operations . All forward - looking statements included in this presentation speak only as of the date of this presentation and you are cautioned not to place undue reliance on any such forward - looking statements . Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward - looking statements to reflect any events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events . This presentation does not constitute an offer to sell or buy securities, and no offer or sale will be made in any state or jurisdiction in which such offer or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction . Safe Harbor Statement

© RF Industries Ltd. | 3 Executive Team Mark Turfler Senior Vice President and CFO ▪ Joined: June 2013 Robert Dawson President and CEO ▪ Joined: July 2017 ▪ Added to Board: July 2018 Prior Industry Experience 2014 - 2016 President and CEO, Vision Technology Services 2007 – 2013 TESSCO Technologies, VP of Sales 2000 – 2007 NetForce Solutions (acquired by TESSCO) Finance Experience 35 years of accounting and finance experience PricewaterhouseCoopers Certified Public Accountant Wireless/Telecom industry experience

© RF Industries Ltd. | 4 We’ve Seen A Significant Improvement In Our Results! $21.6 $23.0 $50.2 $55.3 2016 2017 2018 2019 Revenue (in millions) ($4.1) $0.4 $5.8 $3.4 2016 2017 2018 2019 Net Income (in millions) ** ** ** Based on preliminary unaudited financial results

© RF Industries Ltd. | 5 : RFIL Headquarters San Diego, CA 5 production locations (3 Northeast, 2 Southwest) Corning Gold, ISO 9001: 2008 Certified Founded 1979 IPO 1984 Employees 300 Statistics 12/2/19 Stock Price $6.00 52 Week Low - High $5.14 / $8.89 Avg. Vol. (3 months) 25K Shares Outstanding 9.3M EV to Sales (TTM) .90x Insider Holdings 14% Institutional Holdings 36% Market Cap $55M Return on Capital (TTM) 9% Return on Equity (TTM) 16% Customers: Distribution 4,000 – 5,000 OEM 450+ Dividend: 38 consecutive quarterly dividends o f at least $0.02 / share Fiscal Year End Oct. 31

© RF Industries Ltd. | 6 RF Coaxial Connectors RF Coaxial Adapters Low PIM Products Passive Components Coaxial Cable Assemblies Fiber Optic Cable Assemblies FTTA Cable Assemblies Wiring Harnesses

© RF Industries Ltd. | 7 Cell Tower Site Materials Cable assemblies and components for small cell applications to support densification of 4G and 5G Networks. Small Cells Distributed Antenna System (DAS) Design, Engineer and Build Hybrid Fiber & Power Cables for 4G and 5G Network Deployment (You can’t buy this stuff “off the shelf”!) Our components are used to provide enhanced wireless coverage in commercial office buildings, offices, hotels, hospitals, stadiums, and more.

© RF Industries Ltd. | 8 Advanced Oilfield Technology Aerospace Build control wiring for drilling equipment Build & test control stick wiring for flight control stick for military helicopters Transportation Transit doors and gates - designed for light and heavy rail applications

© RF Industries Ltd. | 9 N.A. Cable Assembly Market = $33.4B ₂ Global Connector Market = $80.4B by 2023 ₁ 5G Build - Out Spend = $130B in 2024 ₃ DAS Market = $8B growing to $18B in 2026 ⁴ 1 Source: Lucintel , February 2018, 2 Source: Bishop & Associates, May 2017, 3 Source: Deloitte, July 2017, 4 Source: Transparency Market Res ear ch, August 2018, 5 Source: CTIA Small Cell= 80% of future infrastructure deployments will be small cells. 5 “5G will transform industries and should be viewed as a business strategy for all.” - Steve Mollenkopf, CEO, Qualcomm

© RF Industries Ltd. | 10 Distribution – 60% Biggest opportunities are in distribution centric markets (force multiplier) • Access to thousands of customers • No A/R collection issues (99% of sales are in US and Canada) • No inventory obsolescence issues • Focus on what we do best Direct/OEM – 40% • Highly customized cable assemblies and wiring harnesses that “disappear” into other people’s products • Leverage our long standing relationships with these blue chip customers to be a part of their long - term business

© RF Industries Ltd. | 11 Distribution Partners OEM Customers

Our Value Proposition and Differentiation Who’s Our Competition? Large Competitors Small Competitors Local/Regional ▪ Fast – Faster lead times than larger competitors ▪ Flexible – Customized product (labor intensive; can’t buy off the shelf) ▪ High Quality – High quality product (ISO 9001 certified; Corning Gold House certified, no failures in the field) ▪ Competitive Pricing – Typically has similar or lower pricing than the competition © January 9, 2019 RF Industries Ltd. | 12 Multinational with Broad Offering

© RF Industries Ltd. | 13 Annual Financial Performance (ended Oct. 31) $21.6 $23.0 $50.2 $55.3 2016 2017 2018 2019 Revenue (in millions) ** ($4.1) $0.4 $5.8 $3.4 2016 2017 2018 2019 Net Income (in millions) ** - 4% +6% +118% +10% Year - over - Year Growth Rate - 19.0% 1.7% 11.6% 6.1% Net Margin ($0.46) $0.04 $0.61 $0.35 2016 2017 2018 2019 Diluted EPS from Net Income ** - 518% +109% +1425% - 43% Year - over - Year Growth Rate **Based on preliminary unaudited financial results

© RF Industries Ltd. | 14 Quarterly Revenue Trend $4.8 $5.3 $5.9 $7.0 $8.0 $20.5 $11.8 $9.9 $10.6 $13.6 $15.5 $15.5 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Revenue (in millions) ** - 17.2% +10.4% +11.3% +18.6% +14.3% +156.3% - 42.4% - 16.1% +7.1% +28.3% +14.0% 0.0% Quarter - over - Quarter Growth Rate **Based on preliminary unaudited financial results

© RF Industries Ltd. | 15 $5.2 $16.3 $13.3 2017 2018 Q3 2019 Cash Balances (in millions) Balance Sheet Supports Growth $ in millions Oct. 31, 2017 Oct.31, 2018 Jul. 31, 2019 Cash $5.2 $16.3 $13.3 Total Assets $25.1 $32.5 $ 36.1 Stockholders’ Equity $21.4 $27.8 $ 30.6 Total Debt $0 $0 $0

© RF Industries Ltd. | 16 ▪ Organic ▪ Run rate business ▪ Core fast - turn production ▪ 10 - 15% annual growth ▪ Project business transitioning to long - term relationships ▪ Get our product spec’d in customer projects and included on customer BOMs ▪ Deliver a quality, customized solution where others cannot ▪ Convert this into run rate business ▪ Inorganic ▪ Active M&A mode ▪ Diversify customer base ▪ Good cultural fit with management talent ▪ Reliable proprietary product that does not overlap what we currently sell ▪ Relevant customer base/market segment

© RF Industries Ltd. | 17 C Enterprises – Acquisition announced March 11, 2019  Based in Vista, California ▪ West coast fiber optic manufacturing capabilities ▪ Corning Gold certificate member  2018 unaudited revenues of $8.7M ▪ Expected to be accretive to earnings in fiscal 2020  Brings strong fiber optic and copper product offering that is scalable and complementary  Strengthens our small cell product offer to wireless carrier market

© RF Industries Ltd. | 18 Schroff Tech – Acquisition announced November 4, 2019  Based in Rhode Island ▪ Manufacturer of products serving the high growth wireless, telecom and cable markets ▪ Two primary products: ▪ Energy efficient cooling system for wireless base stations ▪ Family of custom designed, pole ready 5G small cell integrated enclosures  2019 unaudited first nine - months revenues of $5.8M ▪ Expected to be immediately accretive to earnings  Strengthens our small cell product offer to wireless carrier market

© RF Industries Ltd. | 19  Building a platform for long term growth  Deliver more consistent and predictable results  3 - year plan to grow to $100 million in sales  Organic growth – low to mid - teens annual revenue growth – leveraging distribution and OEM relationships  Inorganic growth – remain committed to adding another $20 - $30 million in sales through further strategic M&A

© RF Industries Ltd. | 20  Our products are everywhere and make lots of things work  Recent results have delivered revenue growth plus a long - standing dividend  Our new sales model is driving growth  We’re faster and more flexible while delivering high quality customized products and solutions  We have the promise of 5G ahead of us in the wireless market

© RF Industries Ltd. | 21 RF Industries, Ltd. Mark Turfler SVP/CFO (858) 549 - 6340 rfi@rfindustries.com MKR Investor Relations Todd Kehrli Analyst/Investor Contact (323) 468 - 2300 rfil@mkr - group.com